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Television • Digital • Mobile

Gray Television, Inc. Investor Presentation

NYSE:GTN

February 2022

Updated for December 31, 2021 Financial Information

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

A Leading Multimedia Company

Due to the significant effect that material transactions have had on our results of our operations, we present the financial information herein consistent with both U.S. Generally Accepted Accounting Principles ("GAAP" or "As Reported Basis") and on a Combined Historical Basis ("CHB"), which incorporates certain historical results of acquired businesses, less the historical results of divested businesses. We also furnish certain other detailed non-GAAP metrics to provide more meaningful period-over-period comparisons to assist the public in its analysis and valuation of the Company. Operating Cash Flow is defined in our Senior Credit Facility. Ratings refer to all-day Household Live Rating and Share Averages during 2021 for all US broadcast television stations from Comscore, Inc. ("Comscore"). DMA estimates and ranks from Nielsen Company. Financial data on other companies derived from the respective companies' SEC filings. See Glossary at end for definitions.

National Footprint in 2022



1 Albany, GA (151) WALB, WGCW
2 Alexandria, LA (180) KALB
3 Amarillo, TX (137) KFDA, KEYU
4 Anchorage, AK (146) KTUU, KYES, KAUU
5 Atlanta, GA (10) WGCL, WPCH
6 Augusta, GA (111) WRDW, WAGT
7 Bangor, ME (151) WABI
8 Baton Rouge, LA (92) WAFB, WBXH
9 Biloxi-Gulfport, MS (163) WLOX
10 Binghamton, NY (158) WBNG
11 Birmingham, AL (40) WBRC
12 Bismarck, ND (143) KFYR, KMOT, KQCD, KUMV
13 Bluefield-Beckley, WV (162) WVVA
14 Boise, ID (102) KNIN
15 Bowling Green, KY (179) WBKO
16 Burlington, VT (95) WCAX, WYCI
17 Casper, WY (200) KCWY
18 Cedar Rapids, IA (92) KCRG
19 Charleston, SC (88) WCSC
20 Charleston-Huntington, WV (74) WSAZ, WQCW
21 Charlotte, NC (25) WBTV
22 Charlottesville, VA (180) WVIR
23 Cheyenne, WY (195) KCWY, KSTF
24 Cincinnati, OH (34) WXIX
25 Clarksburg, WV (176) WDTV, WVFX
26 Cleveland, OH (19) WOIO, WUAB
27 Colorado Springs, CO (88) KKTV
28 Columbia, SC (78) WIS
29 Columbus, GA (128) WTVM
30 Davenport, IA (101) KWQC
31 Dothan, AL (175) WTVY, WRGX
32 Duluth, MN (136) KBJR, KDLH, KRII
33 Evansville, IN (107) WFIE
34 Fairbanks, AK (203) KTVF, KXDF, KFXF
35 Fargo, ND (120) KVLY, KXJB
36 Flint, MI (64) WNEM
37 Ft. Wayne, IN (104) WPTA, WISE
38 Gainesville, FL (160) WCJB
39 Grand Junction, CO (181) KKCO, KJCT
40 Green Bay, WI (65) WBAY
41 Greenville, NC (98) WITN
42 Greenville-Spartanburg, SC (37) WHNS
43 Harrisonburg, VA (171) WHSV, WSVF, WSVW
44 Hartford, CT (30) WFSB
45 Hattiesburg, MS (168) WDAM
46 Honolulu, HI (66) KHNL, KGMB, KFVE, KOGG, KSIX
47 Huntsville, AL (81) WAFF
48 Jackson, MS (97) WLBT
49 Jonesboro, AR (182) KAIT
50 Juneau, AK (207) KATH, KYES, KSCT, KUBD
51 Kansas City, MO (31) KCTV, KSMO
52 Knoxville, TN (60) WVLT, WBXX
53 La Crosse-Eau Claire, WI (123) WEAU
54 Lake Charles, LA (170) KPLC
55 Lansing, MI (108) WILX
56 Laredo, TX (185) KGNS, KYLX, KXNU
57 Las Vegas, NV (39) KVVU
58 Lexington, KY (67) WKYT, WYMT
59 Lincoln, NE (114) KOLN, KGIN, KSNB, KCWH, KWHL
60 Louisville, KY (49) WAVE
61 Lubbock, TX (142) KCBD, KLCW, KXTQ, KMYL
62 Madison, WI (80) WMTV
63 Mankato, MN (199) KEYC, KMNF
64 Marquette, MI (177) WLUC
65 Memphis, TN (52) WMC
66 Meridian, MS (190) WTOK
67 Mobile, AL (64) WALA
68 Monroe, LA (140) KNOE
69 Montgomery, AL (119) WSFA
70 Myrtle Beach, SC (89) WMBF
71 Nashville, TN (29) WSMV
72 New Orleans, LA (51) WVUE
73 North Platte, NE (209) KNOP, KNPL, KIIT
74 Odessa, TX (155) KOSA, KCWO, KTLE, KWWT
75 Omaha, NE (72) WOWT
76 Ottumwa, IA (201) KYOU
77 Paducah, KY-Cape Girardeau, MO (91) KFVS
78 Panama City, FL (139) WJHG, WECP
79 Parkersburg, WV (192) WTAP, WIYE, WOVA
80 Peoria, IL (116) WEEK
81 Phoenix, AZ (13) KPHO, KTVK
82 Portland, OR (20) KPTV, KPDX
83 Presque Isle, ME (206) WAGM, WWPI
84 Quincy, IL (172) WGEM
85 Rapid City, SD (173) KOTA, KEVN, KQME
86 Reno, NV (109) KOLO
87 Richmond, VA (54) WWBT, WUPV
88 Roanoke, VA (70) WDBJ, WZBJ
89 Rockford, IL (132) WIFR
90 Rochester, MN-Mason City, IA (156) KTTC
91 Savannah, GA (87) WTOC
92 Sherman, TX (163) KXII, KAIP
93 Shreveport, LA (86) KSLA
94 Sioux City, IA (147) KTIV
95 Sioux Falls, SD (115) KSFY, KDLT, KPRY, KDLV
96 South Bend, IN (94) WNDU, WSJV
97 Springfield, MA (116) WGGB, WSHM
98 Springfield, MO (70) KYTV, KSPR, K17DL, KYCW
99 St. Louis, MO (21) KMOV
100 Tallahassee, FL (113) WCTV, WFXU
101 Tampa-St. Pete (Sarasota), FL (13) WWSB
102 Toledo, OH (78) WTVG
103 Topeka, KS (140) WIBW
104 Tucson, AZ (70) KOLD
105 Twin Falls, ID (193) KMVT, KSVT
106 Tyler, TX (112) KLTV, KTRE
107 Waco, TX (85) KWTX, KBTX, KNCT
108 Watertown, NY (174) WWNY, WNYF
109 Wausau, WI (134) WSAW, WZAW, WYOW
110 West Palm Beach, FL (41) WFLX
111 Wichita, KS (68) KWCH, KSCW, KBSD, KBSL, KBSH
112 Wichita Falls, TX (154) KSWO, KKTM
113 Wilmington, NC (124) WECT
21 Charlotte, NC Operations, Raycom Sports
69 Montgomery, AL Operations, Shared Services
100 Tallahassee, FL Operations, Shared Services
71 Nashville, TN RTM Studios, Circle Media
114 New York, NY Tupelo Raycom
115 Washington, DC Gray DC Bureau, Full Court Press
116 Grand Rapids, MI Dynamic Captioning
★ Atlanta, GA Gray Corporate Headquarters, Swirl Films

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Television • Digital • Mobile

In 2021, Gray Television Acquired Meredith Corporation's Local Media Group and Quincy Media, Transforming Gray Into the Nation's Second Largest Broadcaster

- **$3.25** Billion Average 2020/21 Revenue (CHB)
- **$1.2** Billion Average 2020/21 Operating Cash Flow (CHB)
- **37%** Average 2020/21 OCF/ Revenue Margin (CHB)

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Television • Digital • Mobile

The Highest Quality and Most Diverse Station Group

113

Markets with owned and/or operated TV stations reaching 36% of US TVHH

71%

Markets with #1 ranked local TV stations

88%

Markets with #1 and/or #2 ranked local TV stations

10.2

Billion minutes in 2021 spent on our digital platforms (29 million minutes/day)

Owned and/or Operated Big Four Affiliates

CBS
64 channels

NBC
29 channels

abc
30 channels

FOX
32 channels

The Power of #1 Stations


Key Financial Metrics 9/30/21 LTM
Core Revenue/TVHH
Retrans Revenue/TVHH
Adj. EBITDA/TVHH
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$33.34
$31.49
$30.59
$20.87
$28.58
$24.66
$28.69
$30.03
$23.52
$23.41
$30.83
$20.44
$7.41
$7.02
$8.14
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Nexstar
Tegna
Sinclair (TV)
Scripps

Full Year 2021 Owned Stations	gray CHB	Nexstar	Tegna	Sinclair (TV)	Scripps
Markets with #1/#2 Ranked Owned Stations	88%	59%	50%	47%	18%
Markets with Owned Stations	113	115	51	86	76
Nielsen TVHH (mm)	44	83	48	47	88
Reach of Owned Stations (Total Nielsen TVHH)	36%	68%	39%	38%	72%

Sources: Company filings, Nielsen TVHH estimates, Comscore average all-day live HH ratings for calendar year 2021.



Approximate Advertising Revenue Contributions

- 56% News
  - 50% Local News
  - 6% Network News
- 12% Network Prime
- 13% Network Other
- 13% Syndication
- 3% Network Sports
- 3% Other

Growing and Diversifying Revenue (CHB, $ in millions)



3500
3000
2500
2000
1500
1000
500
0
$2,847
5%
32%
63%
$3,011
5%
36%
59%
$3,147
5%
39%
56%
$3,253
4%
42%
54%
2017/18
2018/19
2019/20
2020/21

Revenue Type CHB ($ in Millions)	2017/ 2018	2018/ 2019	2019 /2020	2020 /2021
Advertising	1,801	1,774	1,779	1,758
Retransmission	903	1,089	1,225	1,352
All Other	143	147	142	142

Solid Distribution Profile

Retransmission Revenue (CHB)
($ in millions)


+9% CAGR in NET Retrans Revenue
1600
1400
1200
1000
800
600
400
200
0
$802
399
403
$1,004
480
524
$1,175
544
631
$1,276
544
732
$1,429
587
842
2017
2018
2019
2020
2021
Reverse Comp
Net Retrans Revenue

2022

All Network Renewals: FOX

MVPD Retrans Renewals (subs): **21%**

2023

All Network Renewals: abc NBC

Legacy Meredith Renewals: CBS

MVPD Retrans Renewals (subs): **56%**

2024

Legacy Gray Network Renewals: CBS

MVPD Retrans Renewals (subs): **23%**

Gray Excels at Political Revenue

2016 Political Revenue Per TV Household



$9.67
$8.33
$5.03
$4.68
$4.25
$4.19
$3.31
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Quincy (Net)
Nexstar
Scripps
TEGNA
Meredith
Sinclair+ Tribune

	Gray	Quincy (Net)	Nexstar	Scripps	TEGNA	Meredith	Sinclair+ Tribune
2016 Political Revenue	$118	$15	$228	$101	$155	$52	$276
2016 TV Households	12.2	1.8	45.3	21.6	36.5	12.4	83.4

2020 Political Revenue Per TV Household



$18.06
$17.55
$17.06
$11.64
$9.52
$8.13
$3.66
gray (CHB)
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Meredith
TEGNA
Sinclair (TV)
Nexstar
Scripps + Ion

	Gray (CHB)	Gray (AR)	Meredith	TEGNA	Sinclair (TV)	Nexstar	Scripps + Ion
2020 Political Revenue	$652	$430	$186	$446	$374	$508	$265
2020 TV Households	36.1	24.5	10.9	38.3	39.3	62.5	72.5

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions for applicable year. 2020 Gray data is CHB and As Reported, as noted. *For All 2016 Data:* Gray is CHB for all transactions completed as of 12/31/16. Nexstar is shown pro forma for Media General acquisition. Quincy (Net) is Quincy Media, Inc. excluding stations divested to Allen Media on August 2, 2021. Sinclair+Tribune shown on a combined basis prior to any contemplated divestitures.

Well Positioned for 2022 Political Revenue

Approximate Political Advertising Revenue by Race Type 2014-20

(Excluding Meredith and Quincy Transactions, figures in millions of dollars)



500
450
400
350
300
250
200
150
100
50
-
2020
2018
2016
2014
Presidential
Senate
House
Governor
Local/Ballot/Issue

Gray's Local News Stations Located Throughout the Most Competitive Political Areas in 2022

2022 Senate Races

Gray Stations have a strong position throughout 8 of 9 Most Competitive Races (per Cook Political Report) - AZ, FL, GA, NC, NH, OH, NV, WI.

2022 Gubernatorial Races

Gray Stations in 31 of 36 States with Races – AK, AL, AR, AZ, CO, CT, FL, GA, HI, IA, ID, IL, KS, MA, MI, ME, MN, NE, NH, NV, NY, OH, OK, OR, SC, SD, TN, TX, VT, WI, WY.

Significantly expanded map versus just 11 States with Gubernatorial Races in 2020

2022 House Races

All 435 Districts, All Gray Markets.

Gray's Current Political Advertising Estimate for 2022: $575 Million (~55% Increase over 2018)

Successful Digital Content and Sales

Gray's digital revenue (included in "Local Advertising Revenue") is derived from organically created and sold inventory across virtually all online/digital platforms including OTT and Connected TV platforms and owned and third-party mobile apps.


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OVER 1,000 CHANNELS STREAMED ACROSS ALL PLATFORMS
Paramount+
fuboTV
DIRECTV stream
fire tv
Roku
vidgo
hulu
tv
T-Vision
YouTubeTV

2021 Digital Metrics

- Digital teams across Gray produced over 2 million pieces of unique content.
- Gray-owned station-branded digital platforms ("Gray Digital Platforms") transmitted 600 million video streams.
- Gray Digital Platforms attracted 11 billion page views.
- Each month, 1.1 Billion aggregate users visited Gray Digital Platforms.
- That's an average of 150 visits every second to Gray Digital Platforms.

Multifaceted Digital Ventures

Gray's in-house Digital Agency serves over 5,500 clients and executes more than 11,000 campaigns monthly.

Premion delivers brand-safe CTV and OTT impressions at scale, with full transparency for advertisers.

All stations participate on VUit, a free, ad-supported streaming service ("F.A.S.T.") with live and on-demand local and unique programming from multiple broadcasters owners across 174 DMAs (out of 210).

Gray's stations broadcasting in the NextGenTV standard reached approximately 11% of US TV households at YE2021 – a figure expected to increase to 21% by YE2022.

Focus on Shareholder Returns

Task One: Focus on Execution and Growth to Drive Stock Price Growth


$600M+
TWO-YEAR AVG. ANNUAL FCF TARGET
Deleverage Balance Sheet
Opportunistic Stock Buybacks
approx. $174 million authority remaining
Quarterly Cash Dividend
re-instituted in early 2021

Robust Free Cash Flow Allows Rapid Deleveraging.

Gray's staggered debt maturity profile is well supported by its industry-leading margins, efficient cost controls and significant free cash flow generation.

No Maturities until 2024



2500
2000
1500
1000
500
0
$595
$2,390
$500
$1,190
$700
$750
$1,500
$2,100
$1,300
$800
2024
2025
2026
2027
2028
2029 and Thereafter
Senior Notes due 2031 (5.375%)
Senior Notes due 2030 (4.750%)
Senior Notes due 2027 (7.000%)
Term Loan D due 2028 (L+300 bps)
Term Loan C due 2026 (L+250 bps)
Term Loan B due 2024 (L+250 bps)
Undrawn $500 Million Revolver due 2026

Robust Free Cash Flow Generation and Conversion

Non-Election Year 2017 OCF Buildup	Midterm Election Year 2018 OCF Buildup	Non-Election Year 2019 OCF Buildup	Presidential Election Year 2020 OCF Buildup	Non-Election Year 2021 OCF Buildup	2020 CHB 2021 Average
FCF Per Diluted Share $2.32 $3.53	FCF Per Diluted Share $2.96 $5.32	FCF Per Diluted Share $2.72 $3.58	FCF Per Diluted Share $5.76 $8.34	FCF Per Diluted Share $2.83 $4.99	FCF Per Diluted Share $4.30 $6.66
FCF as a Percentage of OCF 57% 44%	FCF as a Percentage of OCF 58% 58%	FCF as a Percentage of OCF 43% 50%	FCF as a Percentage of OCF 59% 58%	FCF as a Percentage of OCF 41% 46%	FCF as a Percentage of OCF 50% 52%

($ in millions)



$299(2)
$171
$35
$91
$2
$1,018
$558
$57
$52
$299
$52
CHB
2017
$455(2)
$263
$56
$102
$34
$1,338
$788
$87
$52
$299
$112
CHB
2018
$633(2)
$273
$69
$52
$216
$23
$1,060
$533
$99
$52
$299
$77
CHB
2019
$942(2)
$559
$81
$52
$180
$70
$1,403
$809
$91
$52
$299
$152
CHB
2020
$662(2)
$269(3)
$87
$52
$194
$60
$1,029
$474(3)
$94
$52
$299
$110
CHB
2021
$802(2)
$414(3)
$84
$52
$187
$65
$1,216
$642(3)
$93
$52
$299
$131
Average
20CHB/21
Taxes
Cash Interest excluding amortization of deferred financing costs/premiums (1)
Preferred Dividends
Capex
Free Cash Flow

(1) CHB interest expense for 2017, 2018, 2019, 2020 and 2021 estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

(3) As Reported and CHB 2021 FCF excludes approximately $31 million of common stock dividends, $109 million of Capex for Assembly Atlanta and $89 million of income tax payments related to the Meredith Divestiture and the Quincy Divestiture.

Additional Related Businesses

Owned Video Production Companies

- Raycom Sports
- Tupelo Honey
- PowerNation Studios
- Origin Sports
- DynamiCCaptioning

Owned Real Estate/Studio Companies

- Third Rail Studios
- Assembly ATL GA

Investments in Content, Physical Sports and E-Sports, OTT and Technology Companies

- Envy / OpTic Gaming / Dallas Fuel / OpTic Texas
- PREMION — One Solution. Every Advantage.
- Circle — Country Plays Here.
- Hot Wheels Monster Trucks Live
- World Chase Tag
- SYNCBAK

Appendix: Non-GAAP Reconciliations, Disclaimers, and Definitions


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As Reported 2021

Dollars in millions

	Year Ended December 31,				
	2021	2020	% Change 2021 to 2020	2019	% Change 2021 to 2019
			(dollars in millions)		
Revenue (less agency commissions):					
Broadcasting	$ 2,340	$ 2,320	1 %	$ 2,035	15 %
Production companies	73	61	20 %	87	(16)%
Total revenue	$ 2,413	$ 2,381	1 %	$ 2,122	14 %
Political advertising revenue	$ 44	$ 430	(90)%	$ 68	(35)%
Operating expenses (1):					
Broadcasting	$ 1,548	$ 1,340	16 %	$ 1,325	17 %
Production companies	$ 62	$ 52	19 %	$ 74	(16)%
Corporate and administrative	$ 159	$ 65	145 %	$ 104	53 %
Net income	$ 90	$ 410	(78)%	$ 179	(50)%
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 813	$ 999	(19)%	$ 729	12 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 666	$ 945	(30)%	$ 636	5 %
Free Cash Flow	$ 238	$ 559	(57)%	$ 273	(13)%
Transaction related expenses included in expenses (3):					
Broadcasting	$ 3	$ -		$ 45	
Production companies	$ -	$ -		$ -	
Corporate and administrative	$ 71	$ 1		$ 34	
Miscellaneous expense	$ 7	$ -		$ -	

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein
(3) Transaction Related Expenses are incremental expenses incurred specific to acquisitions and divestitures, including but not limited to, legal and professional fees, severance and incentive compensation and contract termination fees.

Combined Historical Basis 2021

Dollars in millions

	Year Ended December 31,								
		2021		2020	% Change 2021 to 2020		2019	% Change 2021 to 2019
	(dollars in millions)							
Revenue (less agency commissions):								
Broadcast	$	3,080	$	3,291	(6)%	$	2,854	8 %
Production companies		73		61	20 %		87	(16)%
Total revenue	$	3,153	$	3,352	(6)%	$	2,941	7 %
Political advertising revenue	$	60	$	652	(91)%	$	79	(24)%
Operating expenses (1):								
Broadcast	$	2,059	$	1,923	7 %	$	1,885	9 %
Production companies	$	62	$	53	17 %	$	74	(16)%
Corporate and administrative	$	160	$	65	146 %	$	104	54 %
Non-GAAP Cash Flow (2):								
Broadcast Cash Flow	$	1,105	$	1,459	(24)%	$	1,121	(1)%
Broadcast Cash Flow Less Cash Corporate Expenses	$	958	$	1,405	(32)%	$	1,028	(7)%
Operating Cash Flow as Defined in our Senior Credit Agreement	$	1,029	$	1,403	(27)%	$	1,060	(3)%
Free Cash Flow	$	443	$	809	(45)%	$	533	(17)%
Transaction related expenses included in expenses (3):								
Broadcast	$	3	$	-		$	45	
Production companies	$	-	$	-		$	-	
Corporate and administrative	$	71	$	1		$	34	
Miscellaneous expense	$	7	$	-		$	-	

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.

(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein

(3) Transaction Related Expenses are incremental expenses incurred specific to acquisitions and divestitures, including but not limited to, legal and professional fees, severance and incentive compensation and contract termination fees.

Non-GAAP Reconciliation

Reconciliation of Non-GAAP terms on As Reported Basis, in millions

	Year Ended December 31,				
	2021	2020	2019	2018	2017
Net income	$ 90	$ 410	$ 179	$ 211	$ 262
Adjustments to reconcile from net income to					
Free Cash Flow:					
Depreciation	104	96	80	54	52
Amortization of intangible assets	117	105	115	21	25
Non-cash stock-based compensation	14	16	16	7	8
Non-cash 401(k) expense, excluding corporate portion	8	6	5	4	-
Loss (gain) on disposal of assets, net	42	(29)	(54)	(17)	(74)
Miscellaneous expense (income), net	8	5	(4)	(6)	-
Interest expense	205	191	227	107	95
Loss on early extinguishment of debt	-	12	-	-	3
Income tax expense (benefit)	78	134	76	77	(69)
Amortization of program broadcast rights	38	38	39	21	21
Payments for program broadcast rights	(38)	(39)	(43)	(22)	(21)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	147	54	93	36	27
Broadcast Cash Flow (1)	813	999	729	493	329
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(147)	(54)	(93)	(36)	(27)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	666	945	636	457	302
Contributions to pension plans	(4)	(3)	(3)	(2)	(3)
Interest expense	(205)	(191)	(227)	(107)	(95)
Amortization of deferred financing costs	11	11	11	5	4
Preferred stock dividends	(52)	(52)	(52)	-	-
Common stock dividends	(31)	-	-	-	-
Purchase of property and equipment (2)	(98)	(110)	(110)	(70)	(35)
Reimbursements of property and equipment purchases	11	29	41	14	-
Income taxes paid, net of refunds (3)	(60)	(70)	(23)	(34)	(2)
Free Cash Flow	$ 238	$ 559	$ 273	$ 263	$ 171

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.
(2) Exlcudes approximately $109 million related to the Assembly Atlanta project in 2021.
(3) Excludes approximately $89 million of income tax payments related to the Meredith Divestiture and the Quincy Divestiture in 2021.

Non-GAAP Reconciliation

Reconciliation of Non-GAAP terms on A Combined Historical Basis, in millions

	Year Ended December 31,				
	2021	2020	2019	2018	2017
Net income	$ 265	$ 635	$ 310	$ 523	$ 782
Adjustments to reconcile from net income to Free Cash Flow:					
Depreciation	128	128	111	114	116
Amortization of intangible assets	123	114	127	127	134
Non-cash stock-based compensation	16	18	17	16	16
Non-cash 401(k) expense, excluding corporate portion	8	6	5	4	-
Gain on disposal of assets, net	(10)	(32)	(41)	(11)	(154)
Miscellaneous expense (income), net	8	27	(5)	8	3
Interest expense	311	311	311	311	311
Loss from early extinguishment of debt	-	12	-	-	5
Income tax expense (benefit)	46	117	65	65	(367)
Amortization of program broadcast rights	55	58	60	63	61
Payments for program broadcast rights	(56)	(59)	(64)	(63)	(61)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	147	54	93	73	55
Broadcast Transaction Related Expenses	3	-	45	3	3
Broadcast other adjustments	61	70	87	93	91
Broadcast Cash Flow (1)	**1,105**	**1,459**	**1,121**	**1,326**	**995**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(147)	(54)	(93)	(73)	(55)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**958**	**1,405**	**1,028**	**1,253**	**940**
Contributions to pension plans	(4)	(3)	(3)	(3)	(3)
Adjustments for unrestricted subsidiaries	4	-	-	-	-
Corporate Transaction Related Expenses	71	1	35	8	1
Synergies for Raycom Acquisition	-	-	-	80	80
Operating Cash Flow as Defined in Senior Credit Facility	**1,029**	**1,403**	**1,060**	**1,338**	**1,018**
Interest expense	(311)	(311)	(311)	(311)	(311)
Amortization of deferred financing costs	12	12	12	12	12
Preferred dividends	(52)	(52)	(52)	(52)	(52)
Common stock dividends	(31)	-	-	-	-
Purchase of property and equipment (2)	(107)	(127)	(154)	(107)	(57)
Reimbursement of purchases of property and equipment	13	36	55	20	-
Income taxes paid, net of refunds (3)	(110)	(152)	(77)	(112)	(52)
Free Cash Flow	**$ 443**	**$ 809**	**$ 533**	**$ 788**	**$ 558**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

(2) Excludes approximately $109 million related to the Assembly Atlanta project in 2021.

(3) Excludes approximately $89 million of income tax payments related to the Meredith Divestiture and the Quincy Divestiture in 2021

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income or loss plus loss from early extinguishment of debt, non-cash corporate and administrative expenses, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.
"Free Cash Flow" or "FCF"	Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies, other adjustments and amortization of deferred financing costs less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income, contributions to pension plans, preferred dividends, purchase of property and equipment (net of reimbursements) and income taxes paid (net of any refunds received).
"Operating Cash Flow" or "OCF"	Defined in our Senior Credit Agreement as net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies and other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income and contributions to pension plans.
"Total Leverage Ratio, Net of All Cash"	Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash (excluding restricted cash). Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two, represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters.

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accord-ance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Disclaimers, Definitions, and Non-GAAP Financial Data

This presentation contains certain forward-looking statements that are based largely on Gray Television, Inc.'s ("Gray", "Gray Television", "GTN" or the "Company") current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, include Gray's inability to complete the integration of our acquisitions and/or to achieve expected synergies from our acquisitions on a timely basis or at all, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

The financial information attributable to acquired businesses for each of the periods presented are based on good faith estimates and assumptions of Gray management derived entirely from financial information provided by each respective entity in the due diligence process prior to our ownership and control thereof. Accordingly, although we believe such information to be accurate, such information cannot be independently verified by our management. This financial information also includes certain non-GAAP financial measures that are dependent on financial results that are not yet determinable with certainty. We are unable to present a quantitative reconciliation of the estimated non-GAAP financial measures to their most directly comparable GAAP financial measures because such information is not yet available and management cannot reliably estimate all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors.

Combined Historical Basis reflects financial results that have been compiled by adding Gray's historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the completed transactions and subtracting the historical revenues and broadcast expenses of stations divested in the completed transactions as if they had been acquired or divested, respectively, on January 1, 2017.

Combined Historical Basis financial information does not include any adjustments for other events attributable to the completed transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the completed transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the completed transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act.

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv